Commitments and Contingencies - Future Minimum Payments Required under Operating Leases that have Initial or Remaining Non-cancellable Lease Terms in Excess of One Year (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Commitments And Contingencies Disclosure [Abstract]
2017	$ 27,864
2018	23,185
2019	19,076
2020	19,208
2021	14,425
Thereafter	$ 122,922